EXHIBIT 99.24
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

RICHARD J. CARBONE

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of April 27, 2021
Richard J. Carbone

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

HENRY CORNELL

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of April 27, 2021
Henry Cornell

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

MANU SAREEN

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Manu Sareen	Dated as of April 27, 2021
Manu Sareen

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

W. DANA LAFORGE

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ W. Dana LaForge	Dated as of April 27, 2021
W. Dana LaForge

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

AMY M. STEPNOWSKI

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Amy M. Stepnowski	Dated as of April 27, 2021
Amy M. Stepnowski

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

EMILY R. POLLACK

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of April 27, 2021
Emily R. Pollack

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

MICHAEL S. RUBINOFF

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of April 27, 2021
Michael S. Rubinoff

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

DAVID I. SCHAMIS

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of April 27, 2021
David I. Schamis

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

ROBERT W. STEIN

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of April 27, 2021
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

HEATH L. WATKIN

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of April 27, 2021
Heath L. Watkin

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 27, 2021
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247